Exhibit 32

Certification of the Chairman and Chief Executive Officer
and Vice President of Finance and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chairman and Chief Executive Officer, and Vice President of Finance and Chief Financial Officer of INTERMET Corporation (the “Company”), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GARY F. RUFF

Gary F. Ruff Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ ROBERT E. BELTS

Robert E. Belts Vice President of Finance and Chief Financial Officer (Principal Financial Officer)

Date: June 23, 2005